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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 1998


                          DISCOVER CARD MASTER TRUST I
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                 0-23108                  51-0020270
    -----------------        ---------------         ---------------------
        (State of              (Commission               (IRS Employer
      Organization)            File Number)            Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                          19720
----------------------------------------------                -----
Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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ITEM 5.       OTHER EVENTS

              SERIES 1998-7. On November 9, 1998, the registrant made available to investors a prospectus supplement, dated November 4, 1998, and prospectus, dated November 4, 1998, with respect to the issuance of $1,000,000,000 aggregate principal amount of Series 1998-7 5.60% Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 1998-7 5.90% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, to be dated as of November 12, 1998, for Series 1998-7 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus supplement is attached as Exhibit 99.

ITEM 7.       EXHIBITS

Exhibit No.   Description
-----------   -----------

Exhibit 99 Prospectus Supplement, dated November 4, 1998, and Prospectus dated November 4, 1998 with respect to the 5.60% Class A Credit Card Pass-Through Certificates and the 5.90% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-7.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Discover Card Master Trust I
                                     (Registrant)


                                   By:  Greenwood Trust Company
                                        (Originator of the Trust)




Date: November 9, 1998             By:  /s/ John J. Coane
                                        --------------------------------
                                        John J. Coane
                                        Vice President, Chief Accounting Officer
                                        and Treasurer









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                                INDEX TO EXHIBITS

Exhibit     Description                                                 Page
-------     -----------                                                 ----

 99         Prospectus Supplement, dated November 4, 1998, and           5
            Prospectus dated November 4, 1998 with respect to the 5.60% Class A Credit Card Pass-Through Certificates and the 5.90% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-7.



















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